Exhibit 99.4
                                 ------------
                Computational Materials and/or ABS Term Sheets


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report



Summary of Loans in Statistical Calculation Pool                                                           Range
                                                                                                           -----
(As of Calculation Date)

Total Number of Loans                                                                 8,252
Total Outstanding Balance                                                    $1,474,017,706
Average Loan Balance                                                               $178,626             $161 to $998,720
WA Mortgage Rate                                                                     7.317%           3.750% to 15.000%
Net WAC                                                                              6.808%           3.241% to 14.491%
ARM Characteristics
         WA Gross Margin                                                             6.928%           2.250% to 11.530%
         WA Months to First Roll                                                         31                1 to 57
         WA First Periodic Cap                                                       1.820%           0.750% to 6.000%
         WA Subsequent Periodic Cap                                                  1.394%           0.750% to 3.000%
         WA Lifetime Cap                                                             4.121%           8.250% to 22.000%
         WA Lifetime Floor                                                           7.308%           2.250% to 15.000%
WA Original Term (months)                                                               360              360 to 360
WA Remaining Term (months)                                                              358              277 to 360
WA LTV                                                                               81.24%           13.61% to 100.00%
  Percentage of Pool with CLTV > 100%                                                 0.00%
WA FICO                                                                                 599

Secured by (% of pool)       1st Liens                                              100.00%
                             2nd Liens                                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                     71.53%



----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:     Purpose Codes        Occ Codes          Grades        Orig PP Term
  -------------      -----------        ----------     -------------        ---------          ------        ------------
CA         25.48%  SFR      74.32%   FULL     67.42%   RCO      55.22%   OO       98.63%  A         80.42%  0        28.47%
FL          8.40%  PUD      16.13%   STATED   32.54%   PUR      40.82%   INV       0.83%  A-         6.07%  6         0.10%
IL          4.09%  CND       5.65%   SIMPLE    0.04%   RNC       3.96%   2H        0.54%  B          7.87%  12        6.45%
TX          4.09%  2 FAM     2.84%                                                        C          3.97%  13        0.05%
GA          3.84%  3 FAM     0.37%                                                        C-         1.24%  24       24.06%
                                                                                          D          0.43%  30        0.04%
                                                                                                            36       40.20%
                                                                                                            42        0.02%
                                                                                                            48        0.02%
                                                                                                            60        0.60%


----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                      $11,485,200               50        0.78      $229,704         6.499   358.67           563     81.8
2/28 LIB6M                    $256,952,695            1,576       17.43      $163,041         7.364   354.05           599     80.6
2/28 LIB6M - IO               $100,919,405              430        6.85      $234,696         6.781   358.39           608     82.4
3/27 LIB6M                    $811,735,404            4,879       55.07      $166,373         7.477   358.43           596     81.0
3/27 LIB6M - IO               $292,586,096            1,315       19.85      $222,499         7.050   358.48           605     82.1
5/25 LIB6M                        $338,906                2        0.02      $169,453         6.980   356.11           553     71.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                     $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT              # OF       % OF        AVERAGE        GROSS    REMG.                   ORIG
DESCRIPTION                       BALANCE              LOAN       TOTAL       BALANCE         WAC     TERM            FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                $343,824               20        0.02       $17,191        10.232   294.64           580     73.5
$25,000.01 - $50,000.00         $3,989,674              100        0.27       $39,897        10.173   311.15           579     76.0
$50,000.01 - $75,000.00        $35,250,611              548        2.39       $64,326         8.564   348.34           591     82.0
$75,000.01 - $100,000.00       $96,907,275            1,102        6.57       $87,938         7.854   356.23           594     82.6
$100,000.01 - $150,000.00     $289,897,586            2,330       19.67      $124,420         7.576   357.72           598     82.4
$150,000.01 - $200,000.00     $264,731,826            1,520       17.96      $174,166         7.349   358.13           596     81.3
$200,000.01 - $250,000.00     $215,079,267              960       14.59      $224,041         7.180   358.27           596     80.8
$250,000.01 - $300,000.00     $192,779,759              703       13.08      $274,224         7.123   358.36           600     80.6
$300,000.01 - $350,000.00     $126,995,331              393        8.62      $323,143         7.012   358.41           601     80.8
$350,000.01 - $400,000.00      $98,059,753              261        6.65      $375,708         6.891   358.33           610     80.7
$400,000.01 - $450,000.00      $64,424,793              151        4.37      $426,654         7.024   358.44           604     81.5
$450,000.01 - $500,000.00      $49,561,874              104        3.36      $476,556         7.065   358.47           605     79.5
$500,000.01 - $550,000.00      $14,033,940               27        0.95      $519,776         7.080   358.59           603     80.5
$550,000.01 - $600,000.00       $7,533,413               13        0.51      $579,493         6.680   358.47           618     79.2
$600,000.01 - $650,000.00       $4,394,893                7        0.30      $627,842         6.996   358.71           632     85.7
$650,000.01 - $700,000.00       $2,033,000                3        0.14      $677,667         7.125   359.00           613     80.6
$700,000.01 - $750,000.00       $2,882,766                4        0.20      $720,692         6.741   358.25           601     76.0
$750,000.01 - $800,000.00       $2,311,099                3        0.16      $770,366         6.226   358.67           636     73.8
$850,000.01 - $900,000.00         $865,000                1        0.06      $865,000         7.375   359.00           617     69.2
> $900,000.00                   $1,942,020                2        0.13      $971,010         8.068   358.49           627     65.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                        $13,471,217              116       0.91       $116,131         7.830    357.95           591     86.7
Alaska                          $1,744,567               10       0.12       $174,457         7.597    359.00           575     90.8
Arizona                        $49,683,216              307       3.37       $161,835         7.285    358.34           596     81.9
Arkansas                        $3,623,653               34       0.25       $106,578         8.363    354.87           577     90.8
California                    $375,609,671            1,329      25.48       $282,626         6.757    358.43           604     78.3
Colorado                       $27,410,826              154       1.86       $177,992         7.141    357.75           606     80.9
Connecticut                    $24,306,291              135       1.65       $180,047         7.298    358.15           593     78.5
Delaware                        $4,127,185               24       0.28       $171,966         7.252    357.11           593     83.5
District of Columbia            $3,919,306               17       0.27       $230,547         7.507    358.21           587     77.6
Florida                       $123,752,513              756       8.40       $163,694         7.448    358.17           597     82.5
Georgia                        $56,551,426              372       3.84       $152,020         7.931    358.09           597     85.2
Hawaii                         $12,326,220               40       0.84       $308,155         6.934    358.49           611     80.2
Idaho                           $7,985,250               63       0.54       $126,750         7.266    355.55           606     83.2
Illinois                       $60,360,332              361       4.09       $167,203         7.650    357.65           597     81.3
Indiana                        $14,912,547              136       1.01       $109,651         7.910    355.01           599     84.4
Iowa                            $4,381,201               42       0.30       $104,314         8.237    356.93           595     86.2
Kansas                          $5,408,911               44       0.37       $122,930         8.020    357.71           588     90.8
Kentucky                        $7,356,689               61       0.50       $120,601         7.721    354.49           592     84.6
Louisiana                       $6,855,021               63       0.47       $108,810         7.985    354.57           595     86.3
Maine                           $3,859,931               23       0.26       $167,823         7.796    358.12           580     82.0
Maryland                       $44,941,246              220       3.05       $204,278         7.475    358.03           583     79.4
Massachusetts                  $26,437,166              112       1.79       $236,046         7.100    358.19           594     76.9
Michigan                       $40,251,878              305       2.73       $131,973         7.779    356.05           595     84.6
Minnesota                      $29,149,367              160       1.98       $182,184         7.629    358.45           606     83.6
Mississippi                     $6,654,962               60       0.45       $110,916         7.776    357.16           599     89.3
Missouri                       $22,143,799              179       1.50       $123,708         8.005    356.54           601     84.9
Montana                         $4,299,380               26       0.29       $165,361         7.361    358.67           603     81.9
Nebraska                        $2,044,926               19       0.14       $107,628         7.888    356.04           602     84.9
Nevada                         $52,689,796              245       3.57       $215,060         7.019    358.09           607     80.9
New Hampshire                  $10,094,401               50       0.68       $201,888         7.269    358.44           586     79.5
New Jersey                     $49,183,615              234       3.34       $210,186         7.717    358.55           590     81.0
New Mexico                      $4,866,335               39       0.33       $124,778         7.921    357.27           588     84.4
New York                       $56,227,109              217       3.81       $259,111         7.255    358.31           602     77.4
North Carolina                 $30,402,966              250       2.06       $121,612         7.808    353.55           590     83.6
North Dakota                      $858,615                7       0.06       $122,659         7.903    358.44           647     81.5
Ohio                           $25,038,686              218       1.70       $114,856         7.860    353.65           596     85.0
Oklahoma                        $6,287,600               68       0.43        $92,465         8.032    354.61           593     84.4
Oregon                         $20,578,473              130       1.40       $158,296         7.175    357.29           607     82.7
Pennsylvania                   $23,210,741              174       1.57       $133,395         7.688    357.39           588     83.5
Rhode Island                    $8,119,265               38       0.55       $213,665         6.999    357.31           600     78.0
South Carolina                 $10,980,157               89       0.74       $123,373         7.739    355.85           593     84.2
South Dakota                    $1,245,700                9       0.08       $138,411         7.287    358.46           605     79.8
Tennessee                      $18,934,237              158       1.28       $119,837         7.904    354.01           601     87.8
Texas                          $60,301,189              518       4.09       $116,412         7.599    357.52           606     83.4
Utah                           $12,829,940               83       0.87       $154,578         7.139    356.59           609     83.6




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Vermont                         $1,163,526                9        0.08      $129,281         7.567   358.78           589     77.1
Virginia                       $46,420,804              240        3.15      $193,420         7.164   357.95           591     79.8
Washington                     $38,296,622              203        2.60      $188,653         7.170   358.23           600     82.5
West Virginia                   $3,931,940               29        0.27      $135,584         7.782   355.75           586     82.2
Wisconsin                       $7,959,628               69        0.54      $115,357         8.100   353.50           594     83.7
Wyoming                           $827,670                7        0.06      $118,239         7.120   354.45           616     85.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $9,052,535               57        0.61      $158,816         6.409   358.10           566     40.6
50.01 - 55.00                   $7,335,815               53        0.50      $138,412         6.781   357.75           586     53.2
55.01 - 60.00                  $23,137,260              116        1.57      $199,459         6.953   357.90           566     58.0
60.01 - 65.00                  $41,460,998              218        2.81      $190,188         6.955   357.74           579     63.4
65.01 - 70.00                  $79,956,619              410        5.42      $195,016         7.090   357.55           575     68.6
70.01 - 75.00                 $115,780,806              605        7.85      $191,373         7.209   356.94           578     73.9
75.01 - 80.00                 $654,946,558            3,734       44.43      $175,401         7.080   357.80           615     79.7
80.01 - 85.00                 $161,065,999              875       10.93      $184,075         7.522   357.24           580     84.3
85.01 - 90.00                 $242,054,424            1,261       16.42      $191,954         7.577   357.54           594     89.5
90.01 - 95.00                  $65,668,030              396        4.46      $165,828         8.245   358.23           594     94.6
95.01 - 100.00                 $73,558,663              527        4.99      $139,580         8.197   358.58           605     99.8
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 4.000                           $84,242                1        0.01       $84,242         3.750   358.00           635     72.7
4.001 - 4.500                     $379,652                2        0.03      $189,826         4.260   358.66           750     47.2
4.501 - 5.000                   $4,151,813               16        0.28      $259,488         4.917   357.58           624     76.8
5.001 - 5.500                  $16,390,437               66        1.11      $248,340         5.342   358.21           634     76.0
5.501 - 6.000                 $113,153,981              477        7.68      $237,220         5.875   358.27           616     76.5
6.001 - 6.500                 $224,373,150            1,039       15.22      $215,951         6.349   358.33           613     78.8
6.501 - 7.000                 $338,190,199            1,730       22.94      $195,486         6.821   358.33           607     79.4
7.001 - 7.500                 $244,191,757            1,352       16.57      $180,615         7.311   358.29           600     81.2
7.501 - 8.000                 $231,803,267            1,378       15.73      $168,217         7.809   358.33           592     83.5
8.001 - 8.500                 $116,418,253              735        7.90      $158,392         8.312   358.16           585     84.8
8.501 - 9.000                  $91,759,099              636        6.23      $144,275         8.797   357.37           573     86.1
9.001 - 9.500                  $40,197,409              316        2.73      $127,207         9.296   354.19           570     86.1
9.501 - 10.000                 $31,943,649              277        2.17      $115,320         9.769   352.04           563     86.3




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                $12,123,424              111        0.82      $109,220        10.288   339.94           566     87.3
10.501 - 11.000                 $5,112,677               54        0.35       $94,679        10.741   337.42           569     87.7
11.001 - 11.500                 $2,178,668               30        0.15       $72,622        11.250   327.19           572     86.2
11.501 - 12.000                   $497,644               12        0.03       $41,470        11.759   314.79           563     83.3
12.001 - 12.500                   $217,509                5        0.01       $43,502        12.243   296.85           544     76.7
12.501 - 13.000                   $276,320                3        0.02       $92,107        12.897   323.02           523     74.4
13.001 - 13.500                   $291,688                7        0.02       $41,670        13.153   310.17           526     68.1
13.501 - 14.000                   $204,289                3        0.01       $68,096        13.837   309.47           537     77.1
> 14.000                           $78,578                2        0.01       $39,289        14.647   314.00           498     66.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                         $1,095,510,455            6,303       74.32      $173,808         7.320   357.63           598     81.4
PUD                           $237,717,754            1,183       16.13      $200,945         7.245   358.18           600     81.8
CND                            $83,313,301              477        5.65      $174,661         7.256   358.17           608     80.8
2 FAM                          $41,916,315              190        2.84      $220,612         7.562   358.02           612     77.3
3 FAM                           $5,414,979               23        0.37      $235,434         7.637   358.25           581     75.3
CNDP                            $4,409,038               21        0.30      $209,954         7.590   356.63           595     82.8
MNF                             $3,708,040               48        0.25       $77,251         9.020   322.10           599     74.0
4 FAM                           $2,027,824                7        0.14      $289,689         7.242   358.46           609     70.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                           $813,899,581            4,261       55.22      $191,011         7.247   357.62           586     79.2
PUR                           $601,717,322            3,615       40.82      $166,450         7.417   357.92           617     83.9
RNC                            $58,400,803              376        3.96      $155,321         7.276   355.93           597     82.3
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                          $1,453,867,889            8,138       98.63      $178,652         7.312   357.67           599     81.3
INV                            $12,186,612               74        0.83      $164,684         7.695   358.03           605     75.3
2H                              $7,963,206               40        0.54      $199,080         7.768   358.25           598     77.6




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                      $15,123,656              245        1.03       $61,729        10.004   295.65           589     80.6
301 - 360                   $1,458,894,050            8,007       98.97      $182,202         7.289   358.32           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                          $993,741,809            5,895       67.42      $168,574         7.285   357.54           589     82.2
STATED INCOME                 $479,656,559            2,350       32.54      $204,109         7.380   358.03           619     79.3
SIMPLE                            $619,338                7        0.04       $88,477         9.977   297.51           612     79.9
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                         $401,542                2       0.03       $200,771         5.496   359.00           811     45.6
781 - 800                       $1,024,330                9       0.07       $113,814         6.401   358.54           788     80.0
761 - 780                       $3,301,533               12       0.22       $275,128         6.537   358.33           769     78.6
741 - 760                       $4,821,822               20       0.33       $241,091         6.560   358.54           748     80.0
721 - 740                      $12,619,696               65       0.86       $194,149         6.854   358.00           729     78.9
701 - 720                      $16,894,960               88       1.15       $191,988         6.764   357.91           709     79.7
681 - 700                      $36,952,617              193       2.51       $191,464         6.782   358.18           689     79.6
661 - 680                      $50,173,708              287       3.40       $174,821         6.898   358.03           670     78.9
641 - 660                      $86,531,810              467       5.87       $185,293         6.984   357.48           650     78.7
621 - 640                     $227,919,173            1,210      15.46       $188,363         7.033   357.80           630     83.7
601 - 620                     $277,185,253            1,462      18.80       $189,593         7.126   357.75           611     83.1
581 - 600                     $258,022,549            1,509      17.50       $170,989         7.313   357.67           591     82.8
561 - 580                     $196,221,654            1,159      13.31       $169,303         7.558   357.76           571     81.7
541 - 560                     $137,526,342              790       9.33       $174,084         7.761   357.41           551     80.3
521 - 540                     $103,693,039              603       7.03       $171,962         7.941   357.63           531     76.8
501 - 520                      $58,357,165              358       3.96       $163,009         7.927   357.10           512     73.0
<= 500                          $2,370,511               18       0.16       $131,695         8.640   345.70           497     80.4





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                           $1,185,469,290            6,597       80.42      $179,698         7.256   358.06           604     82.0
A-                             $89,406,327              505        6.07      $177,042         7.576   355.05           585     81.2
B                             $115,976,665              651        7.87      $178,152         7.536   356.84           573     77.6
C                              $58,570,552              351        3.97      $166,868         7.621   356.29           573     74.7
C-                             $18,250,762              112        1.24      $162,953         7.660   355.32           585     75.6
D                               $6,344,111               36        0.43      $176,225         7.369   357.71           586     79.6
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                             $419,661,538            2,416       28.47      $173,701         7.730   357.67           597     81.3
6                               $1,470,090               13        0.10      $113,084         6.925   355.29           595     83.7
12                             $95,068,711              458        6.45      $207,574         7.314   358.32           600     80.9
13                                $697,137                2        0.05      $348,569         6.740   357.64           612     83.2
24                            $354,600,391            1,855       24.06      $191,159         7.059   357.38           599     81.0
30                                $541,948                3        0.04      $180,649         8.239   357.92           609     94.5
36                            $592,596,674            3,420       40.20      $173,274         7.178   358.07           600     81.4
42                                $257,080                2        0.02      $128,540         8.436   357.33           535     82.2
48                                $240,000                1        0.02      $240,000         5.990   355.00           616     80.0
60                              $8,884,136               82        0.60      $108,343         7.517   336.34           589     82.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                    WA             CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION        MTR             BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                 4        $27,327,132              307        1.85       $89,013         8.621   322.60           576     80.9
13 - 18              17        $18,063,653              108        1.23      $167,256         6.930   352.85           599     80.2
19 - 24              22       $324,250,302            1,643       22.00      $197,353         7.072   358.25           602     81.2
25 - 31              30        $16,458,084              105        1.12      $156,744         6.757   354.12           591     80.0
32 - 37              35     $1,087,579,629            6,087       73.78      $178,673         7.373   358.52           599     81.3
>= 38                56           $338,906                2        0.02      $169,453         6.980   356.11           553     71.0





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                         (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $671,310                3        0.05      $223,770         7.018   357.39           605     80.0
3.001 - 4.000                   $9,918,907               43        0.67      $230,672         6.574   358.48           586     73.8
4.001 - 5.000                  $28,616,352              144        1.94      $198,725         6.375   357.79           590     71.7
5.001 - 6.000                 $292,709,173            1,475       19.86      $198,447         6.704   357.34           602     77.3
6.001 - 7.000                 $526,132,683            2,790       35.69      $188,578         6.959   357.26           607     80.5
7.001 - 8.000                 $413,573,486            2,469       28.06      $167,506         7.667   358.10           598     83.6
8.001 - 9.000                 $154,117,915              972       10.46      $158,558         8.339   358.30           585     85.1
9.001 - 10.000                 $43,492,257              317        2.95      $137,200         9.306   358.32           567     86.9
10.001 - 11.000                 $4,348,468               33        0.30      $131,772        10.178   358.38           562     90.6
11.001 - 12.000                   $437,155                6        0.03       $72,859        11.594   354.92           588     95.6
-----------------------------------------------------------------------------------------------------------------------------------
6,928                       $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                     $220,548                1        0.01      $220,548         8.800   358.00           517     80.0
9.001 - 10.000                    $160,205                2        0.01       $80,102         8.524   326.16           628     85.2
10.001 - 10.500                   $249,652                1        0.02      $249,652         4.200   359.00           816     26.9
10.501 - 11.000                 $1,865,202                8        0.13      $233,150         5.026   355.90           658     76.4
11.001 - 11.500                 $4,615,240               20        0.31      $230,762         5.581   357.19           631     78.8
11.501 - 12.000                $21,123,912              101        1.43      $209,148         5.792   357.07           623     78.6
12.001 - 12.500                $53,657,736              261        3.64      $205,585         6.124   357.40           622     79.0
12.501 - 13.000               $159,511,321              750       10.82      $212,682         6.261   357.90           611     77.8
13.001 - 13.500               $231,864,432            1,112       15.73      $208,511         6.554   358.28           608     79.0
13.501 - 14.000               $319,900,996            1,639       21.70      $195,181         6.967   358.40           603     79.8
14.001 - 14.500               $217,779,791            1,205       14.77      $180,730         7.414   358.36           598     81.7
14.501 - 15.000               $203,120,452            1,234       13.78      $164,603         7.890   358.41           593     83.7
15.001 - 15.500               $101,950,801              665        6.92      $153,309         8.384   358.22           584     85.0
15.501 - 16.000                $79,586,218              562        5.40      $141,612         8.879   357.17           572     86.0
16.001 - 16.500                $33,958,130              265        2.30      $128,144         9.351   353.72           574     86.4
16.501 - 17.000                $25,907,499              226        1.76      $114,635         9.773   351.32           566     86.2
17.001 - 17.500                $10,325,044               94        0.70      $109,841        10.318   339.97           567     87.4
17.501 - 18.000                 $4,779,406               48        0.32       $99,571        10.743   340.18           570     88.0
18.001 - 18.500                 $1,964,006               28        0.13       $70,143        11.280   330.54           573     86.1




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
18.501 - 19.000                   $473,464               12        0.03       $39,455        11.781   317.16           561     82.8
19.001 - 19.500                   $256,606                6        0.02       $42,768        12.624   301.36           549     78.5
> 19.500                          $747,045               12        0.05       $62,254        13.375   314.92           521     71.5
-----------------------------------------------------------------------------------------------------------------------------------
14.121                      $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                    (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                             $592,901                4        0.04      $148,225         7.306   358.00           615     82.2
1.000                          $18,146,975               87        1.23      $208,586         6.982   358.49           572     81.6
1.500                       $1,128,837,980            6,244       76.58      $180,788         7.329   357.93           600     81.1
1.550                             $311,393                1        0.02      $311,393         8.200   357.00           519     75.0
1.950                             $314,119                1        0.02      $314,119         6.550   359.00           642     80.0
2.000                           $8,521,093               46        0.58      $185,241         7.382   356.93           593     80.8
3.000                         $316,784,070            1,866       21.49      $169,766         7.290   356.74           598     81.6
3.050                             $126,768                1        0.01      $126,768         8.500   357.00           635     97.7
6.000                             $382,408                2        0.03      $191,204         8.060   358.00           555     79.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                             $592,901                4        0.04      $148,225         7.306   358.00           615     82.2
1.000                         $317,652,924            1,852       21.55      $171,519         7.299   356.86           596     81.7
1.500                       $1,153,284,414            6,386       78.24      $180,596         7.322   357.90           600     81.1
1.580                             $275,850                1        0.02      $275,850         6.500   357.00           613     90.0
2.000                             $679,831                3        0.05      $226,610         7.901   358.26           576     83.4
3.000                           $1,531,786                6        0.10      $255,298         7.494   356.54           612     84.8
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $220,548                1        0.01      $220,548         8.800   358.00           517     80.0
3.001 - 4.000                     $160,837                2        0.01       $80,419         5.322   358.00           650     76.2
4.001 - 5.000                   $4,527,853               19        0.31      $238,308         4.968   357.67           628     74.6
5.001 - 6.000                 $131,862,707              556        8.95      $237,163         5.827   358.20           618     76.5
6.001 - 7.000                 $564,303,223            2,789       38.28      $202,332         6.641   358.29           609     79.1




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate

                                                        ARM $1,474,017,706

                                                          Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                 $475,348,001            2,728       32.25      $174,248         7.557   358.24           596     82.4
8.001 - 9.000                 $205,280,343            1,349       13.93      $152,172         8.528   357.89           580     85.4
9.001 - 10.000                 $72,042,064              592        4.89      $121,693         9.507   353.40           567     86.1
> 10.000                       $20,272,130              216        1.38       $93,852        10.685   336.84           566     86.5
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                  (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT            # OF         % OF       AVERAGE         GROSS   REMG.                    ORIG
DESCRIPTION                        BALANCE            LOAN        TOTAL       BALANCE          WAC     TERM           FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/05                             $144,913                1        0.01      $144,913         8.875   289.00           573     90.5
07/05                           $2,786,236               46        0.19       $60,570         9.980   293.97           576     80.2
08/05                           $2,541,181               44        0.17       $57,754        10.273   294.21           588     81.2
09/05                           $2,390,478               32        0.16       $74,702         9.938   302.65           589     80.7
10/05                           $5,640,204               57        0.38       $98,951         8.078   333.61           577     82.4
11/05                          $10,225,991               72        0.69      $142,028         7.312   345.40           564     80.4
12/05                           $3,598,130               55        0.24       $65,421        10.086   297.34           592     79.8
09/06                           $1,718,510               10        0.12      $171,851         7.262   349.95           613     78.3
10/06                           $3,490,329               22        0.24      $158,651         7.039   352.00           581     80.9
11/06                           $6,789,743               39        0.46      $174,096         6.857   353.00           612     80.5
12/06                           $6,065,071               37        0.41      $163,921         6.853   354.00           589     79.9
01/07                          $10,807,460               61        0.73      $177,171         6.962   355.00           582     80.0
02/07                           $7,689,461               47        0.52      $163,606         7.278   356.00           588     82.1
03/07                          $33,224,818              197        2.25      $168,654         7.192   357.03           602     82.2
04/07                         $113,881,503              585        7.73      $194,669         7.122   358.01           602     81.2
05/07                         $156,356,141              741       10.61      $211,007         7.012   359.00           604     81.0
06/07                           $2,290,920               12        0.16      $190,910         6.813   360.00           607     78.2
10/07                           $1,383,860                9        0.09      $153,762         6.895   352.00           585     80.9
11/07                           $3,286,550               21        0.22      $156,502         6.948   353.00           574     78.8
12/07                           $3,799,880               23        0.26      $165,212         6.344   354.00           604     81.2
01/08                           $8,115,310               53        0.55      $153,119         6.856   355.02           593     80.0
02/08                          $11,203,735               60        0.76      $186,729         7.473   356.02           601     80.3
03/08                          $40,935,677              240        2.78      $170,565         7.350   357.03           602     82.6
04/08                         $421,817,034            2,313       28.62      $182,368         7.374   358.01           598     80.9
05/08                         $606,249,002            3,426       41.13      $176,955         7.368   359.00           599     81.5
06/08                           $7,246,665               47        0.49      $154,184         7.649   360.00           612     83.3
01/10                             $151,383                1        0.01      $151,383         7.110   355.00           514     80.0
03/10                             $187,523                1        0.01      $187,523         6.875   357.00           585     63.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $1,474,017,706            8,252      100.00      $178,626         7.317   357.67           599     81.2
-----------------------------------------------------------------------------------------------------------------------------------



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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.